Acquisitions	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Acquisitions

3.	Acquisitions and Proposed Acquisition

On August 19, 2012, we entered into a definitive agreement (as amended, and as may be further amended, the “Merger Agreement”) to acquire Coventry Health Care, Inc. (“Coventry”) in a transaction valued at approximately $7.3 billion, based on the closing price of Aetna common shares on August 17, 2012, including the assumption of Coventry debt. Coventry is a diversified managed health care company that offers a full portfolio of risk and fee-based products, including Medicare Advantage and Medicare Part D programs, Medicaid managed care plans, group and individual health insurance, coverage for specialty services such as workers' compensation, and network rental services. Under the terms of the Merger Agreement, Coventry stockholders will receive $27.30 in cash and 0.3885 Aetna common shares for each Coventry share. In November 2012, we issued $2.0 billion of long-term debt to fund a portion of the cash purchase price, and Coventry's stockholders approved the transaction. We expect to finance the remainder of the cash portion of the purchase price through a combination of cash on hand and by issuing approximately $500 million of commercial paper.

The proposed acquisition remains subject to customary closing conditions, including expiration of the federal Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”) waiting period and approvals of state departments of insurance and other regulators, and therefore has not been reflected in these financial statements, including any projections for future periods, unless expressly stated otherwise.

We completed the acquisitions of Medicity Inc. (“Medicity”), Prodigy Health Group (“Prodigy”), Genworth's Medicare Supplement business and related blocks of in-force business and PayFlex Holdings, Inc. (“PayFlex”) in 2011. Each of these acquisitions was funded using available resources. Refer to Note 7 on page 93 for additional information.

•	Medicity Inc.
In January 2011, we acquired Medicity, a health information exchange company, for approximately $490 million, net of cash acquired.  We recorded goodwill related to this transaction of approximately $385 million, an immaterial amount of which will be tax deductible.  All of the goodwill related to this acquisition was assigned to our Health Care segment.

•	Prodigy Health Group
In June 2011, we acquired Prodigy, a third-party administrator of self-funded health care plans, for approximately $600 million, net of cash acquired.  We recorded goodwill related to this transaction of approximately $445 million, of which approximately $52 million will be tax deductible.  All of the goodwill related to this acquisition was assigned to our Health Care segment.

•Genworth Financial, Inc.'s Medicare Supplement Business and Related Blocks of In-Force Business
In October 2011, we acquired Genworth's Medicare Supplement business and related blocks of in-force business for approximately $276 million. We recorded $53 million of goodwill related to this transaction. The excess of the purchase price over the fair market value of the net assets we acquired, including goodwill, is tax deductible as a result of the transaction being treated as an asset purchase for tax purposes. All of the goodwill related to this acquisition was assigned to our Health Care segment.

•PayFlex Holdings, Inc.
In October 2011, we acquired PayFlex, one of the nation’s largest independent account-based health plan administrators, for approximately $200 million, net of cash acquired.  We recorded goodwill related to this transaction of approximately $149 million, an immaterial amount of which will be tax deductible. All of the goodwill related to this acquisition was assigned to our Health Care segment.